                                                                 EXHIBIT 99.10

                          PRO FORMA FINANCIAL INFORMATION


Introduction

          In May 1997, an unconsolidated subsidiary of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), AIMCO/NHP Holdings, Inc., a Delaware corporation ("ANHI"), acquired 6,496,073 shares of Common Stock, par value $.01 per share ("NHP Common Stock"), of NHP Incorporated, a Delaware corporation ("NHP"), representing 51.3% of the shares issued and outstanding as of May 31, 1997 (the "NHP Stock Purchase"). The consideration for the NHP Stock Purchase was $72.6 million in cash, 2,142,857 shares of AIMCO's Class A Common Stock, par value $.01 per share ("AIMCO Common Stock"), and the shares of common stock of NHP's wholly owned subsidiary, The WMF Group, Ltd., a Delaware corporation ("WMF"), that will be received upon the spin-off of WMF. Pursuant to rights distributed to NHP stockholders in May 1997 (the "Rights Distribution"), subject to certain conditions, on the earlier of the effective time of the proposed merger (the "Merger") of an AIMCO subsidiary with and into NHP, or December 1, 1997, all of the outstanding shares of WMF common stock will be distributed to NHP stockholders (the "WMF Spin-Off"). Shares of WMF common stock received by AIMCO or ANHI in the WMF Spin-Off will be transferred to the sellers under the agreement relating to the NHP Stock Purchase. ANHI financed the cash portion of the purchase price with a short-term loan of $72.6 million (the "ANHI Credit Facility").

          In June 1997, AIMCO acquired NHP Partners, Inc., a Delaware corporation ("NHP Partners, Inc."), and NHP Partners Two Limited Partnership, a Delaware limited partnership ("NHP Partners Two L.P." and, together with NHP Partners, Inc. and their subsidiaries, the "NHP Real Estate Companies"), which hold interests in partnerships that own conventional and affordable multifamily apartment properties (the "NHP Properties"), a captive insurance subsidiary and certain related assets (the "NHP Real Estate Acquisition"). A substantial majority of the NHP Properties are currently managed by NHP pursuant to a long-term agreement (the "Master Property Management Agreement"). AIMCO is currently engaged in a reorganization (the "NHP Real Estate Reorganization") of its interests in the NHP Real Estate Companies, which will result in the vast majority of the assets of the NHP Real Estate Companies being owned by a limited partnership (the "Unconsolidated Partnership") in which AIMCO Properties, L.P., a Delaware limited partnership through which AIMCO conducts substantially all of its operations (the "Operating Partnership"), will hold a 99% limited partner interest and certain directors and officers of AIMCO will, directly or indirectly, hold a 1% general partner interest.

          The Operating Partnership holds a 95% economic interest in ANHI through ownership of shares of non-voting preferred stock, and certain directors and officers of AIMCO hold a 5% economic interest in ANHI through ownership of all of the outstanding shares of common stock. As a result of the controlling ownership interest in ANHI held by such directors and officers, AIMCO accounts for its interest in ANHI and other similarly held subsidiaries (collectively, the "Unconsolidated Subsidiaries") on the equity method.

Pro Forma Financial Information

    The following Pro Forma Consolidated Balance Sheet of AIMCO as of March 31, 1997 has been prepared as if each of the following transactions had occurred as of March 31, 1997: (i) the NHP Stock Purchase; (ii) the NHP Real Estate Acquisition; (iii) the NHP Real Estate Reorganization; (iv) the acquisition of four multifamily apartment properties and related incurrence of debt and issuance of 497,794 units ("OP Units") of limited partnership interest in the Operating Partnership (the "Recent Property Acquisitions"); and (v) the sale of an aggregate of 2,300,000 shares of AIMCO Common Stock in May 1997, and the application of net proceeds thereof to repay indebtedness (the "May 1997 Stock Offering").

    The following Pro Forma Consolidated Statement of Operations of AIMCO for the year ended December 31, 1996 has been prepared as if each of the following transactions had occurred as of January 1, 1996: (i) the NHP Stock Purchase; (ii) the NHP Real Estate Acquisition; (iii) the NHP Real Estate Reorganization; (iv) the Recent Property Acquisitions; (v) the sale of 1,265,000 shares of AIMCO Common Stock in November 1996, and the application of net proceeds thereof to repay indebtedness (the "November 1996 Stock Offering"); (vi) the sale of 2,015,000 shares of AIMCO Common Stock in February 1997, and the application of net proceeds thereof to repay indebtedness (the "February 1997 Stock Offering"); (vii) the May 1997 Stock Offering; (viii) the acquisition during 1996 of (a) seven multifamily properties, (b) general and limited partnership interests in limited partnerships owning 22 multifamily apartment properties and (c) general partnership interests in and loans to limited partnerships owning 12 multifamily apartment properties, and the related issuance of AIMCO Common Stock and OP Units and the incurrence of indebtedness to finance such acquisitions, and the refinancing of such indebtedness (the "1996 Acquisitions"); (ix) the disposition of four multifamily apartment properties (the "Sold Properties"); and (x) the purchase of a management company in the third quarter of 1996 (the "Management Company Acquisition").

    The following Pro Forma Consolidated Statement of Operations of AIMCO for the three months ended March 31, 1997 has been prepared as if each of the following transactions had occurred as of January 1, 1996: (i) the NHP Stock Purchase; (ii) the NHP Real Estate Acquisition; (iii) the NHP Real Estate Reorganization; (iv) the Recent Property Acquisitions; (v) the February 1997 Stock Offering; and (vi) the May 1997 Stock Offering.

    The following Pro Forma Financial Information is based, in part, on the following historical financial statements: (i) the Consolidated Financial Statements of AIMCO for the year ended December 31, 1996 and for the three months ended March 31, 1997; (ii) the restated Consolidated Financial Statements of NHP for the year ended December 31, 1996 (which have been restated to reflect WMF as a discontinued operation as a result of the Rights Distribution) and for the three months ended March 31, 1997; (iii) the Combined Financial Statements of the NHP Real Estate Companies for the year ended December 31, 1996 and the three months ended March 31, 1997; (iv) the Financial Statements of NHP Southwest Partners, L.P. for the year ended December 31, 1996 and the three months ended March 31, 1997; (v) the Combined Financial Statements of the NHP New LP Entities for the year ended December 31, 1996 and the three months ended March 31, 1997; (vi) the Combined Financial Statements of the NHP Borrower Entities for the year ended December 31, 1996 and the three months ended March 31, 1997; and (v) the Historical Summaries of Gross Income and Certain Expenses of The Bay Club at Aventura for the year ended December 31, 1996 and the three months ended March 31, 1997.

    The Pro Forma Financial Information has been prepared using the purchase method of accounting whereby the assets and liabilities of NHP and the NHP Real Estate Companies are adjusted to estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following unaudited Pro Forma Financial Information may differ from the amounts ultimately determined. The Pro Forma Financial Information has also been prepared with certain assumptions concerning the real estate assets to be contributed to the Unconsolidated Partnership in connection with the NHP Real Estate Reorganization. AIMCO is currently evaluating the real estate assets to be contributed to the Unconsolidated Partnership. Therefore, the assets contributed to the Unconsolidated Partnership reflected in the following unaudited Pro Forma Financial Information may differ from those ultimately contributed.

    Pursuant to the requirements of the Securities Exchange Act of 1934, AIMCO has filed with the Securities and Exchange Commission (the "SEC"), on a confidential basis, a preliminary proxy statement relating to the proposed Merger, which includes the Pro Forma Financial Information set forth below. The SEC is currently reviewing the preliminary proxy statement and, as a result of that review, may request that changes be made to the Pro Forma Financial Information. In such event, AIMCO expects that it would amend the Pro Forma Financial Information included herein by making the corresponding changes.

    The Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of AIMCO that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial positions or results of operations. In the opinion of AIMCO's management, all material adjustments necessary to reflect the effects of these transactions have been made. The Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1997 is not necessarily indicative of the results of operations to be expected for the year ending December 31, 1997.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                                                     NHP
                                                                      NHP         NHP REAL       REAL ESTATE
                                      AIMCO                          STOCK         ESTATE         COMPANIES      PRO FORMA
                                   HISTORICAL   ADJUSTMENTS (A)  PURCHASE (B)   COMPANIES (C)  ADJUSTMENTS (D)     TOTAL
                                   -----------  ---------------  -------------  -------------  ---------------  -----------

                                                          ASSETS

Real estate......................   $ 742,399      $ 120,597 (E)   $  --          $  94,923       $  (4,498)(J)  $ 953,421
Investments in real estate
  partnerships...................      --             --              --             24,420          25,163 (K)     49,583
Investment in Unconsolidated
  Sub............................                                     57,321(S)      --              --             57,321
Cash and cash equivalents........      11,531         --              --             11,882          (1,600)(L)     21,813
Restricted cash..................      10,423         --              --              2,855          (1,497)(L)     11,781
Investments in securities........      --             --              --              4,962          --              4,962
Investment in Management
  Contracts......................      10,480         --              --             --              --             10,480
Accounts receivable..............       5,313         --              --             16,031          --             21,344
Deferred financing costs.........      10,576            450 (F)      --              1,594          (1,594)(M)     11,026
Other assets.....................      25,507         --              --             12,222         (10,779)(N)     26,950
                                   -----------  ---------------  -------------  -------------  ---------------  -----------
                                    $ 816,229      $ 121,047       $  57,321      $ 168,889       $   5,195      $1,168,681
                                   -----------  ---------------  -------------  -------------  ---------------  -----------
                                   -----------  ---------------  -------------  -------------  ---------------  -----------

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

Secured long-term notes
  payable........................   $ 240,935      $  55,446 (E)   $  --          $ 101,386       $ (29,089)(L)  $ 368,678
Secured long-term tax-exempt bond
  financing......................      75,151         --              --             --              --             75,151
Secured short-term financing.....     140,487        (36,136)(G)      --             --              55,807 (O)    160,158
Unsecured short-term financing...      --             25,000 (E)      --             --              --             25,000
Accounts payable, accrued and
  other liabilities..............      14,248         --              --             44,828             817 (P)     59,893
Resident security deposits and
  prepaid rents..................       4,623         --              --                699            (364)(L)      4,958
Losses in excess of investment in
  real estate partnerships.......      --             --              --             30,850         (30,850)(Q)     --
                                   -----------  ---------------  -------------  -------------  ---------------  -----------
                                      475,444         44,310          --            177,763          (3,679)       693,838
Minority interest in other
  partnerships and
  corporations...................       9,893         --              --                968            (968)(L)      9,893
Minority interest in Operating
  Partnership....................      50,045         13,876 (E)      --             --              --             63,921

Unrealized Gain on Investments...      --             --              --                303            (303)(R)     --
Class A Common Stock ($.01 par
  value).........................         176             23 (H)          21(I)      --              --                220
Class B Common Stock ($.01 par
  value).........................           3         --              --             --              --                  3
Additional paid-in capital.......     297,322         62,838 (H)      57,300(I)      --              --            417,460
Accumulated deficit..............     (16,654)        --              --            (10,145)         10,145 (R)    (16,654)
                                   -----------  ---------------  -------------  -------------  ---------------  -----------
                                      280,847         62,861          57,321         (9,842)          9,842        401,029
                                   -----------  ---------------  -------------  -------------  ---------------  -----------
                                    $ 816,229      $ 121,047       $  57,321      $ 168,889       $   5,195      $1,168,681
                                   -----------  ---------------  -------------  -------------  ---------------  -----------
                                   -----------  ---------------  -------------  -------------  ---------------  -----------

------------------------------

(A) Represents adjustments to reflect the Recent Property Acquisitions and the May 1997 Stock Offering.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(B) Represents adjustments to reflect AIMCO's investment in ANHI, one of the Unconsolidated Subsidiaries.

(C) Represents the unaudited combined historical financial position of the NHP Real Estate Companies at March 31, 1997.

(D) Represents adjustments to record the assets and liabilities of the NHP Real Estate Companies at their fair values and borrowings of $55,807 under AIMCO's Credit Facility to finance a portion of the purchase price for the NHP Real Estate Acquisition (including acquisition-related costs). In addition, the financial statements of the NHP Real Estate Companies consolidate certain real estate partnerships that will be presented on the equity method, as a result of the NHP Real Estate Reorganization. Therefore, adjustments have been made to present certain real estate partnerships on the equity method.

(E) Represents an aggregate purchase price of approximately $120,597 for the Recent Property Acquisitions. To finance the Recent Property Acquisitions, the Company assumed existing indebtedness totaling approximately $55,446, borrowed approximately $26,275 under AIMCO's Credit Facility (a portion of which was repaid with proceeds from the May 1997 Stock Offering) and other bridge financing, borrowed approximately $25,000 on an unsecured line of credit and issued 497,794 OP Units valued at $13,876 to finance the acquisitions.

(F) Represents deferred loan costs incurred in connection with the modification of AIMCO's Credit Facility to, among other items, increase the maximum amount available to $100 million.

(G) Represents (i) borrowings of $26,275 to finance a portion of the purchase price for the Recent Property Acquisitions; and (ii) borrowings of $450 to finance the deferred loan costs incurred to modify the AIMCO Credit Facility; offset by (iii) repayment of $62,861 from the proceeds of the May 1997 Stock Offering.

(H) Represents the issuance of AIMCO Common Stock and additional paid-in capital resulting from the May 1997 Stock Offering.

(I) Represents the issuance of 2,142,857 shares of AIMCO Common Stock, with a value of approximately $57,321, to the sellers in connection with the NHP Stock Purchase.

(J) Represents (i) adjustments of $25,005 to reflect the allocation of a portion of the purchase price to real estate; offset by (ii) adjustments of $29,503 to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization.

(K) Represents (i) adjustments of $1,534 to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; and (ii) adjustment of $23,629 to record the investments in real estate partnerships at their fair values.

(L) Represents adjustments to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization.

(M) Represents (i) adjustments of $424 to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; and (ii) adjustments of $1,170 to eliminate the remaining deferred financing costs.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(N) Represents (i) adjustment of $200 to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; and (ii) adjustments of $10,579 to reduce the other assets to their fair values.

(O) Represents borrowings on AIMCO's Credit Facility to finance the NHP Real Estate Acquisition (including acquisition-related costs).

(P) Represents (i) adjustments of $1,647 to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; offset by (ii) adjustments of $2,464 to accrue liabilities related to the NHP Real Estate Acquisition, primarily severance costs.

(Q) Represents (i) adjustments of $1,386 to present certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; offset by (ii) adjustments of $32,236 to remove losses in excess of investment in real estate partnerships since all of the underlying debt is non-recourse and the partnership agreements do not contain a deficit capital restoration requirement.

(R) Represents adjustments to eliminate the accumulated deficit of the NHP Real Estate Companies.

(S) Represents a contribution to ANHI of 2,866,073 shares of NHP Common Stock in exchange for 95,000 shares of non-voting preferred stock of ANHI. The NHP Common Stock was acquired through the issuance of 2,142,857 shares of AIMCO Common Stock valued at $57,321. The following table (which is based on the historical financial statements of NHP incorporated herein) presents a condensed pro forma consolidated balance sheet of ANHI assuming that the NHP Stock Purchase had occurred as of March 31, 1997:

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                           NHP STOCK
                                                           PURCHASE                  ADJUSTMENTS
                                                              (i)       NHP (ii)        (iii)        PRO FORMA
                                                          -----------  ----------  ---------------  -----------

                                                    ASSETS

Real estate.............................................   $  --       $   --        $    88,789 (iv) $  88,789
Real estate held for sale...............................      --           13,727        (13,727)(iv)     --
Investment in NHP Common Stock..........................     129,921       --           (129,921)(v)     --
Cash and cash equivalents...............................      --            6,698          1,136 (iv)    7,834
Investment in management contracts......................      --           49,360          2,523 (vi)   51,883
Preferential interest in real estate partnerships.......      --           --             54,122 (vii)  54,122
Goodwill................................................      --            5,733         80,973 (viii) 86,706
Net deferred tax asset..................................      --           12,565        (12,565)(ix)     --
Net assets of WMF.......................................      --           22,596        --             22,596
Other assets............................................         165       48,843            613 (x)    49,621
                                                          -----------  ----------  ---------------  -----------
                                                           $ 130,086   $  159,522    $    71,943     $ 361,551
                                                          -----------  ----------  ---------------  -----------
                                                          -----------  ----------  ---------------  -----------

                                     LIABILITIES AND SHAREHOLDERS' EQUITY

Notes payable...........................................   $  72,765   $   69,188    $    71,557 (iv) $ 213,510
Accounts payable and other liabilities..................      --           31,282         10,371 (xi)    41,653
Net deferred tax liability..............................      --           --              8,532 (xii)    8,532
                                                          -----------  ----------  ---------------  -----------
                                                              72,765      100,470         90,460        263,695

Minority interest.......................................      --           --             40,535 (xiii)  40,535

Common stock............................................      --           --            --                --
Preferred stock.........................................      57,321       --            --              57,321
NHP Common Stock........................................      --              127           (127)(xiv)     --
Additional paid-in capital..............................      --          132,341       (132,341)(xiv)     --
Retained earnings.......................................      --          (73,416)        73,416 (xiv)     --
                                                          -----------  ----------  ---------------  -----------
                                                              57,321       59,052        (59,052)        57,321
                                                          -----------  ----------  ---------------  -----------
                                                           $ 130,086   $  159,522    $    71,943     $  361,551
                                                          -----------  ----------  ---------------  -----------
                                                          -----------  ----------  ---------------  -----------

------------------------

(i)    Represents the issuance of 95,000 shares of non-voting ANHI
       Preferred Stock, representing 95% of the economic ownership, in exchange for 2,866,073 shares of NHP Common Stock, valued at $57,321, and the purchase of an additional 3,630,000 shares of NHP Common Stock, financed with $72,765 borrowed under the ANHI Credit Facility (including $165 of deferred financing costs). Certain executive officers of AIMCO own all the outstanding shares of voting common stock of ANHI, which represents 5% of the economic ownership. The common stock was recorded net of notes receivable from these executive officers to purchase the stock.

(ii)   Represents the historical financial position of NHP as of March
       31, 1997.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(iii) Represents adjustments to record the assets and liabilities of NHP at their fair values using the purchase method of accounting. The allocation of the purchase price is based upon preliminary estimates of the fair market value of such assets and liabilities, which are subject to change as additional information is obtained. Therefore, the allocations may differ from the amounts ultimately determined.

(iv) Represents the reclassification of real estate held for sale, which was reflected net of related indebtedness by NHP, to real estate held for investment, adjusted to reflect the fair market value of the real estate and to separately present the related debt assumed and working capital balances.

(v) Represents the elimination of the investment in NHP Common Stock upon consolidation.

(vi) Represents adjustment to record the fair value of investment in management contracts based on current market terms.

(vii) Represents management's estimate of the fair value of investment in the management contracts above current market terms. The terms of the management contracts between NHP and the NHP Real Estate Companies include longer lives and higher management fees than those which management believes would be present in a current contract negotiated with an unaffiliated third party. Management views this as preferred interest in the real estate partnerships.

(viii) Represents the purchase consideration in excess of ANHI's share of the fair value of the net assets of NHP.

(ix) Represents reclassification of the net deferred tax asset to offset the deferred tax liability.

(x) Represents (a) adjustments of $3,950 to record certain working capital balances relating to the real estate held for investment; offset by (b) adjustments of $3,337 to the historical values of certain assets of NHP to present their respective fair values.

(xi) Represents (a) adjustments of $2,013 to record certain working capital balances relating to the real estate held for investment; and
       (b) the net accrual of $8,358 to accrue liabilities related to the NHP Stock Purchase, primarily severance costs.

(xii) Represents the estimated net deferred Federal and state tax liabilities at a combined rate of 40% for the estimated difference between the book and tax basis of the net assets of ANHI.

(xiii) Represents (a) minority interest of $40,350 for the 48.7% of the NHP Common Stock that is not owned by ANHI, including 100% of the net assets of WMF; and (b) adjustments of $185 to record the minority interest related to the real estate.

(xiv)  Represents adjustments to eliminate the shareholders' equity of NHP.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                               NHP REAL       NHP REAL ESTATE
                                  AIMCO                        NHP STOCK        ESTATE           COMPANIES         PRO FORMA
                                HISTORICAL   ADJUSTMENTS(A)   PURCHASE(B)    COMPANIES(C)      ADJUSTMENTS(D)        TOTAL
                                ----------   --------------   ------------   -------------   ------------------   ------------
RENTAL PROPERTY OPERATIONS
Rental and other property
  revenues....................  $ 100,516       $ 63,592 (E)     $--           $ 29,243           $(15,371)(J)      $177,980
Property operating expenses...    (38,400)       (34,372)(E)     --             (18,125)            10,409 (J)       (80,488)
Owned property management
  expense.....................     (2,746)        (2,653)(E)     --              (1,293)               768 (J)        (5,924)
                                ----------   --------------      -----       -------------        --------        ------------
Income from property
  operations before
  depreciation................     59,370         26,567         --               9,825             (4,194)           91,568
Depreciation..................    (19,556)       (12,037)(E)     --              (3,904)               740 (J)        (34,757)
                                ----------   --------------      -----       -------------        --------        ------------
Income from property
  operations..................     39,814         14,530         --               5,921             (3,454)           56,811
                                ----------   --------------      -----       -------------        --------        ------------
SERVICE COMPANY BUSINESS
Management fees and other
  income......................      8,367          1,962 (F)     --               7,173 (I)       --                  17,502
Management and other
  expenses....................     (5,352)        (1,254)(F)     --              (8,210)(I)          1,254 (K)       (13,562)
Corporate overhead
  allocation..................       (590)       --              --              --               --                    (590)
Amortization of management
  contracts and depreciation
  and amortization of other
  assets......................       (718)          (508)(G)     --              --               --                  (1,226)
                                ----------   --------------      -----       -------------        --------        ------------
Income from service company
  business....................      1,707            200         --              (1,037)             1,254             2,124
Minority interest in service
  company business............         10        --              --              --               --                      10
                                ----------   --------------      -----       -------------        --------        ------------
Company's share of income from
  service company busines.....      1,717            200         --              (1,037)             1,254             2,134
                                ----------   --------------      -----       -------------        --------        ------------
General and administrative
  expenses....................     (1,512)       --              --              --               --                  (1,512)
Interest expense..............    (24,802)       (14,937)(H)     --             (10,400)            (1,208)(L)       (51,347)(P)
Interest income...............        523        --              --               2,000           --                   2,523
                                ----------   --------------      -----       -------------        --------        ------------
Income (loss) before equity in
  earnings of unconsolidated
  subsidiaries, gain on
  disposition of property,and
  minority interests..........     15,740           (207)        --              (3,516)            (3,408)            8,609
Equity in earnings of
  unconsolidated
  corporations................     --            --                653(R)        --               --                     653
Equity in losses of
  partnerships................     --            --              --              (5,726)            (2,572)(M)        (8,298)
Gain on disposition of
  property....................         44            (44)(E)     --              --               --                  --
                                ----------   --------------      -----       -------------        --------        ------------
Income (loss) before minority
  interests...................     15,784           (251)          653           (9,242)            (5,980)              964
Minority interest in other
  partnerships................       (111)         2,778 (N)     --              --                    255 (N)         2,922
                                ----------   --------------      -----       -------------        --------        ------------
Income (loss) before minority
  interests in Operating
  Partnership.................     15,673          2,527           653           (9,242)            (5,725)            3,886
Minority interest in Operating
  Partnership.................     (2,689)          (571)(O)     --              --                  2,625 (O)          (635)
                                ----------   --------------      -----       -------------        --------        ------------
Net income (loss) allocable to
  common stockholders.........  $  12,984       $  1,956         $ 653         $ (9,242)          $ (3,100)         $  3,251
                                ----------   --------------      -----       -------------        --------        ------------
                                ----------   --------------      -----       -------------        --------        ------------
Net income per common share
  (Q).........................  $    1.04                                                                           $   0.16
                                ----------                                                                        ------------
                                ----------                                                                        ------------
Weighted average number of
  common shares and common
  share equivalents
  outstanding.................     12,427                                                                             20,378
                                ----------                                                                        ------------
                                ----------                                                                        ------------

------------------------

(A) Represents adjustments to reflect the Recent Property Acquisitions, the November 1996 Stock Offering, the February 1997 Stock Offering, the May 1997 Stock Offering, the 1996 Acquisitions, the disposition of the Sold Properties, and the Management Company Acquisition.

(B) Represents AIMCO's equity in losses of ANHI. As a result of the NHP Stock Purchase, ANHI, one of the Unconsolidated Subsidiaries, acquired 6,496,073 shares of NHP Common Stock (representing 51.3% of the shares outstanding as of May 31, 1997).

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(C) Represents the audited historical combined results of operations of the NHP Real Estate Companies for the year ended December 31, 1996, excluding gain on disposition of real estate investments.

(D) Represents adjustments to record additional depreciation and amortization related to recording the assets of the NHP Real Estate Companies at their fair values and additional interest expense incurred in connection with borrowings to consummate the NHP Real Estate Acquisition. In addition, the financial statements of the NHP Real Estate Companies currently consolidate certain real estate partnerships that, as a result of the NHP Real Estate Reorganization, will be presented on the equity method by AIMCO. Therefore, adjustments have been made to present certain real estate partnerships on the equity method.

(E) Represents the pro forma operating results of the 1996 Acquisitions and the Recent Property Acquisitions, less the operating results of the Sold Properties. These pro forma operating results are based on historical results of the properties, except for depreciation, which is based on AIMCO's investment in the properties.

(F) Represents the pro forma operating results of the management companies acquired by AIMCO since January 1, 1996. These pro forma operating results are based on historical results of the management companies; however, they have been adjusted for the elimination upon consolidation of management fee income earned by the respective management companies from the properties in which AIMCO has a controlling ownership interest.

(G) Represents amortization of the intangible assets related to the purchase of management contracts. Management contracts are amortized using the straight-line method over the terms of the related management contracts.

(H) Represents (i) interest of $16,887 resulting from borrowings on AIMCO's Credit Facility and other loans and mortgages assumed in connection with the 1996 Acquisitions; and (ii) interest of $8,192 resulting from borrowings on AIMCO's Credit Facility and other loans and mortgages assumed in connection with the Recent Property Acquisitions; offset by (iii) a decrease in interest of $10,142 resulting from the repayment of borrowings on AIMCO's Credit Facility with proceeds from the Sold Properties and the November 1996 Stock Offering, the February 1997 Stock Offering and the May 1997 Stock Offering.

(I) Represents revenues and expenses from ancillary businesses purchased from the NHP Real Estate Companies.

(J) Represents adjustments to present the net operations of certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization.

(K) Represents a reduction in personnel costs due to the restructuring plan that has been put in place by AIMCO which includes reductions of personnel to operate the combined companies.

(L) Represents (i) interest of $4,016 related to borrowings on AIMCO's Credit Facility of $55,807 to finance the NHP Real Estate Acquisition; and (ii) a decrease in interest of $2,808 related to the presentation of certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization.

(M) Represents (i) adjustments of $1,234 related to the presentation of certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; and (ii) adjustments of $1,338 representing amortization of the increase in investments in real estate partnerships, based on an estimated average life of 17.5 years.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(N) Represents the minority interest in consolidated real estate partnerships in which AIMCO has a controlling ownership interest.

(O) Represents adjustments to minority interest in the Operating Partnership assuming the Recent Property Acquisitions, the November 1996 Stock Offering, the February 1997 Stock Offering, the May 1997 Stock Offering, the 1996 Acquisitions, the disposition of the Sold Properties, the Management Company Acquisition, the NHP Stock Purchase and the NHP Real Estate Acquisition had occurred as of January 1, 1996. On a pro forma basis, without giving effect to the NHP Stock Purchase and the NHP Real Estate Acquisition, as of December 31, 1996, the minority interest percentage is approximately 17.91%. On a pro forma basis, giving effect to the NHP Stock Purchase and the NHP Real Estate Acquisition, as of December 31, 1996, the minority interest percentage is approximately 16.34%.

(P) The pro forma amounts presented assume an average interest rate of 8.16% per annum (on floating-rate debt, representing LIBOR plus 1.45% on AIMCO's Credit Facility) on outstanding debt obligations with a weighted average term of 6.7 years. An increase of 0.25% in the interest rate would increase pro forma interest expense to $51,651, decrease net income applicable to common shareholders to $2,997 and decrease net income per common share to $0.15.

(Q) In February 1997, the Financial Accounting Standards Board issued Statement 128 which specifies the computation, presentation and disclosure requirements for basic earnings per share and diluted earnings per share. AIMCO's management believes that adoption of Statement 128 will not have a material effect on the earnings per share of AIMCO.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(R) Represents AIMCO's equity in earnings of ANHI. The following table (which is based in part on the historical financial statements of NHP incorporated by reference herein) presents a condensed pro forma statement of operations of ANHI assuming the NHP Stock Purchase had occurred as of January 1, 1996:

                                                               NHP STOCK
                                                              PURCHASE(i)    NHP(ii)    ADJUSTMENTS       PRO FORMA
                                                              -----------  -----------  -----------      -----------
Rental property operations..................................   $  --       $   --        $   4,212 (iii) $   4,212
Depreciation................................................      --           --           (3,108)(iii)     (3,108)
                                                              -----------  -----------  -----------      -----------
Income from property operations.............................      --           --            1,104            1,104
                                                              -----------  -----------  -----------      -----------
Management fees and other income............................      --           194,979    (127,266)(iv)      67,713
Management and other expenses...............................      --          (153,907)    136,920 (v)      (16,987)
Amortization of management contracts and goodwill and
  depreciation and amortization of other assets.............      --            (6,321)     (3,660)(vi)      (9,981)
                                                              -----------  -----------  -----------      -----------
                                                                                34,751       5,994           40,745
                                                              -----------  -----------  -----------      -----------
General and administrative..................................      --           (14,074)     --              (14,074)
Interest expense............................................      (5,932)       (3,982)     (4,082)(iii)    (13,996)
Interest income.............................................      --               747      --                  747
                                                              -----------  -----------  -----------      -----------
Income (loss) before income taxes and minority interest.....      (5,932)       17,442       3,016           14,526
Income tax provision........................................      --            (6,977)       (135)(vii)     (7,112)
Equity in losses of partnerships............................      --           --           (3,075)(viii)    (3,075)
Minority interest in NHP....................................      --           --           (3,652)(ix)      (3,652)
                                                              -----------  -----------  -----------      -----------
Net income (loss)...........................................   $  (5,932)  $    10,465   $  (3,846)       $     687
                                                              -----------  -----------  -----------      -----------
                                                              -----------  -----------  -----------      -----------
Income attributable to preferred stockholder................                                              $     653
                                                                                                         -----------
                                                                                                         -----------
Income attributable to common stockholder...................                                              $      34
                                                                                                         -----------
                                                                                                         -----------

------------------------

(i) Represents interest related to indebtedness incurred of $72,765 (including deferred financing costs) on the ANHI Credit Facility to finance the cash portion of the NHP Stock Purchase.

(ii) Represents the historical operating results of NHP for the year ended December 31, 1996, which have been restated to reflect WMF as a discontinued operation as a result of the Rights Distribution.

(iii) Represents the operating results of the real estate, which was held for sale by NHP.

(iv) Represents the offsetting of certain property management costs and related reimbursements.

(v) Represents (a) adjustment of $127,266, which represents the offsetting of certain property management costs and related reimbursements; and (b) a reduction in personnel costs of $9,654 due to the restructuring plan that has been put in place by AIMCO which includes reductions of personnel to operate the combined companies.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (CONTINUED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(vi) Represents depreciation and amortization of the tangible and intangible assets related to the property management and other businesses operated by ANHI, including amortization of management contracts of $1,899, depreciation of furniture, fixtures and equipment of $669 and amortization of goodwill of $4,335, less ANHI's 51.3% share of NHP's historical depreciation and amortization of $3,243. Management contracts are amortized using the straight-line method over the weighted average life of 14.7 years. Furniture, fixtures and equipment are depreciated using the straight-line method over the estimated life of 5 years. Goodwill is amortized using the straight-line method over 20 years.

(vii) Represents adjustment to the estimated Federal and state tax provisions calculated on the operating results of ANHI, excluding amortization of goodwill which is not deductible for tax purposes.

(viii) Represents amortization of the preferential interest in real estate partnerships. The preferential interest in real estate partnerships (on properties in which AIMCO (through its subsidiaries) is the general partner and property manager) is amortized using the straight-line method over an estimated average life of 17.5 years.

(ix) Represents the share of NHP net income attributable to the 48.7% of the NHP Common Stock owned by other stockholders.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                              NHP REAL      NHP REAL ESTATE
                                               AIMCO                         NHP STOCK         ESTATE          COMPANIES
                                            HISTORICAL   ADJUSTMENTS(A)     PURCHASE(B)     COMPANIES(C)    ADJUSTMENTS(D)
                                            -----------  ---------------  ---------------  ---------------  ---------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues........   $  38,040       $  4,321 (E)     $  --            $  6,950         $  (3,406)(H)
Property operating expenses...............     (14,456)        (1,517)(E)       --               (3,953)            2,397 (H)
Owned property management expense.........      (1,321)          (154)(E)       --                 (330)              195 (H)
                                            -----------       -------              ---          -------          -------
Income from property operations before
  depreciation............................      22,263          2,650           --                2,667              (814)
Depreciation..............................      (7,455)        (1,055)(E)       --                 (810)               19 (H)
                                            -----------       -------              ---          -------          -------
Income from property operations...........      14,808          1,595           --                1,857              (795)
                                            -----------       -------              ---          -------          -------
SERVICE COMPANY BUSINESS
Management fees and other income..........       2,444         --               --                  908 (G)        --
Management and other expenses.............      (1,420)        --               --               (1,572)(G)           789 (I)
Corporate overhead allocation.............        (147)        --               --               --               --
Amortization of management contracts and
  depreciation and amortization of other
  assets..................................        (325)        --               --               --               --
                                            -----------       -------              ---          -------          -------
Income from service company business......         552         --               --                 (664)             789
Minority interest in service company
  business................................          (1)        --               --               --               --
                                            -----------       -------              ---          -------          -------
Company's share of income from service
  company busines.........................         551         --               --                 (664)             789
                                            -----------       -------              ---          -------          -------
General and administrative expenses.......        (351)        --               --               --               --
Interest expense..........................      (9,452)          (516)(F)       --               (2,124)            (691)(J)
Interest income...........................         507         --               --                  117           --
                                            -----------       -------              ---          -------          -------
Income (losses) before equity in earnings
  of unconsolidated subsidiaries, gain on
  disposition of property, and minority
  interests...............................       6,063          1,079           --                 (814)            (697)
Equity in losses of corporations..........      --             --                   20(P)        --               --
Equity in losses of partnerships..........      --             --               --               (1,209)            (331)(K)
                                            -----------       -------              ---          -------          -------
Income (loss) before minority interests...       6,063          1,079               20           (2,023)          (1,028)
Minority interest in other partnerships...        (369)        --               --               --                   21(L)
                                            -----------       -------              ---          -------          -------
Income (loss) before minority interests in
  Operating Partnership...................       5,694          1,079               20           (2,023)          (1,007)
Minority interest in Operating
  Partnership.............................        (841)          (185)(M)       --               --                  504 (M)
                                            -----------       -------              ---          -------          -------
Net income (loss) allocable to common
  stockholders............................   $   4,853      $     894        $      20        $  (2,023)       $    (503)
                                            -----------       -------              ---          -------          -------
                                            -----------       -------              ---          -------          -------
Net income per common share (O)...........   $    0.29
                                            -----------
                                            -----------
Weighted average number of common shares
  and common share equivalents
  outstanding.............................      16,586
                                            -----------
                                            -----------












                                             PRO FORMA
                                               TOTAL
                                            -----------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues........   $  45,905
Property operating expenses...............     (17,529)
Owned property management expense.........      (1,610)
                                            -----------
Income from property operations before
  depreciation............................      26,766
Depreciation..............................      (9,301)
                                            -----------
Income from property operations...........      17,465
                                            -----------
SERVICE COMPANY BUSINESS
Management fees and other income..........       3,352
Management and other expenses.............      (2,203)
Corporate overhead allocation.............        (147)
Amortization of management contracts and
  depreciation and amortization of other
  assets..................................        (325)
                                            -----------
Income from service company business......         677
Minority interest in service company
  business................................          (1)
                                            -----------
Company's share of income from service
  company busines.........................         676
                                            -----------
General and administrative expenses.......        (351)
Interest expense..........................     (12,783)(N)
Interest income...........................         624
                                            -----------
Income (losses) before equity in earnings
  of unconsolidated subsidiaries, gain on
  disposition of property, and minority
  interests...............................       5,631
Equity in losses of corporations..........          20
Equity in losses of partnerships..........      (1,540)
                                            -----------
Income (loss) before minority interests...       4,111
Minority interest in other partnerships...        (348)
                                            -----------
Income (loss) before minority interests in
  Operating Partnership...................       3,763
Minority interest in Operating
  Partnership.............................        (522)
                                            -----------
Net income (loss) allocable to common
  stockholders............................   $   3,241
                                            -----------
                                            -----------
Net income per common share (O)...........   $    0.15
                                            -----------
                                            -----------
Weighted average number of common shares
  and common share equivalents
  outstanding.............................      21,951
                                            -----------
                                            -----------

------------------------

(A) Represents adjustments to reflect the Recent Property Acquisitions, the February 1997 Stock Offering and the May 1997 Stock Offering.

(B) Represents AIMCO's equity in losses of ANHI. As a result of the NHP Stock Purchase, ANHI acquired 6,496,073 shares of NHP Common Stock, representing 51.3% of the shares outstanding as of May 31, 1997.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (CONTINUED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

(C) Represents the unaudited historical combined results of operations of the NHP Real Estate Companies for the three months ended March 31, 1997, excluding gain on disposition of real estate investments.

(D) Represents adjustments to record additional depreciation and amortization related to recording the assets of the NHP Real Estate Companies at their fair values and additional interest expense incurred in connection with borrowings to consummate the NHP Real Estate Acquisition. In addition, the financial statements of the NHP Real Estate Companies currently consolidate certain real estate partnerships that, as a result of the NHP Real Estate Reorganization, will be presented on the equity method by AIMCO. Therefore, adjustments have been made to present certain real estate partnerships on the equity method.

(E) Represents the pro forma operating results of the Recent Property Acquisitions. These pro forma operating results are based on historical results of the properties, except for depreciation, which is based on AIMCO's investment in the properties.

(F) Represents (i) interest of $2,018 resulting from borrowings on AIMCO's Credit Facility and other loans and mortgages assumed in connection with the Recent Property Acquisitions; offset by (iii) a decrease in interest of $1,502 resulting from the repayment of borrowings on AIMCO's Credit Facility with proceeds from the February 1997 Stock Offering and the May 1997 Stock Offering.

(G) Represents revenues and expenses from ancillary businesses purchased from the NHP Real Estate Companies.

(H) Represents adjustments to present the net operations of certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization.

(I) Represents a reduction in personnel costs due to the restructuring plan that has been put in place by AIMCO which includes reductions of personnel to operate the combined companies.

(J) Represents (i) interest of $964 related to borrowings on AIMCO's Credit Facility of $55,807 to finance the NHP Real Estate Acquisition; and (iii) a decrease in interest of $273 related to the presentation of certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization.

(K) Represents (i) adjustments of $3 related to the presentation of certain real estate partnerships on the equity method, as a result of the NHP Real Estate Reorganization; offset by (ii) adjustments of $334 representing amortization of the increase in investments in real estate partnerships, based on an estimated average life of 17.5 years.

(L) Represents the minority interest in consolidated real estate partnerships in which AIMCO has a controlling ownership interest.

(M) Represents adjustments to minority interest in the Operating Partnership assuming the Recent Property Acquisitions, the February 1997 Stock Offering, the May 1997 Stock Offering, the NHP Stock Purchase and the NHP Real Estate Acquisition had occurred as of January 1, 1996. On a pro forma basis, without giving effect to the NHP Stock Purchase and the NHP Real Estate Acquisition, as of March 31, 1997, the minority interest percentage is approximately 15.15%. On a pro forma basis, giving effect to the NHP Stock Purchase and the NHP Real Estate Acquisition, as of March 31, 1997, the minority interest percentage is approximately 13.87%.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (CONTINUED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


(N) The pro forma amounts presented assume an average interest rate of 8.13% per annum (on floating-rate debt, representing LIBOR plus 1.45% on AIMCO's Credit Facility) on outstanding debt obligations with a weighted average term of 6.7 years. An increase of 0.25% in the interest rate would increase pro forma interest expense to $12,860, decrease net income applicable to common shareholders to $3,175 and decrease net loss per common share to $0.14.

(O) In February 1997, the Financial Accounting Standards Board issued Statement 128 which specifies the computation, presentation and disclosure requirements for basic earnings per share and diluted earnings per share. AIMCO's management believes that adoption of Statement 128 will not have a material effect on the earnings per share of AIMCO.

(P) Represents AIMCO's equity in earnings of ANHI. The following table (which is based in part on the historical financial statements of NHP incorporated by reference herein) presents a condensed pro forma statement of operations of ANHI assuming the NHP Stock Purchase had occurred as of January 1, 1996:

                                                            NHP STOCK
                                                          PURCHASE (i)    NHP (ii)     ADJUSTMENTS        PRO FORMA
                                                          -------------  -----------  -------------      -----------
                                                                         (RESTATED)
Rental property operations..............................    $  --         $  --         $   1,345 (iii)  $   1,345
Depreciation............................................       --            --              (777)(iii)       (777)
                                                          -------------  -----------  -------------      -----------
Income from property operations.........................       --            --               568              568
                                                          -------------  -----------  -------------      -----------
Management fees and other income........................       --            51,117       (32,755)(iv)      18,362
Management and other expenses...........................       --           (39,973)       35,312 (v)       (4,661)
Amortization of management contracts and goodwill and
  depreciation and amortization of other assets.........       --            (2,354)         (518)(vi)      (2,872)
                                                          -------------  -----------  -------------      -----------
                                                                              8,790         2,039           10,829
                                                          -------------  -----------  -------------      -----------
General and administrative..............................       --            (4,494)         --             (4,494)
Interest expense........................................       (1,475)       (1,265)       (1,720)(iii)     (4,460)
Interest income.........................................       --               487          --                487
                                                          -------------  -----------  -------------      -----------
Income (loss) before income taxes and minority
  interest..............................................       (1,475)        3,518           887            2,930
Income tax provision....................................       --            (1,407)         (265)(vii)     (1,672)
Equity in losses of partnerships........................       --            --              (767)(viii)      (767)
Minority interest in NHP................................       --            --              (470)(ix)        (470)
                                                          -------------  -----------  -------------     -----------
Net income (loss).......................................    $  (1,475)    $   2,111     $    (615)       $      21
                                                          -------------  -----------  -------------     -----------
                                                          -------------  -----------  -------------     -----------
Income attributable to preferred stockholder............                                                 $      20
                                                                                                        -----------
                                                                                                        -----------
Income attributable to common stockholder...............                                                 $       1
                                                                                                        -----------
                                                                                                        -----------

------------------------
(i) Represents interest related to indebtedness incurred of $72,765 (including deferred financing costs) on the ANHI Credit Facility to finance the cash portion of the NHP Stock Purchase.

(ii) Represents the historical operating results of NHP for the three months ended March 31, 1997.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (CONTINUED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

(iii) Represents the operating results of the real estate, which was held for sale by NHP.

(iv) Represents the offsetting of certain property management costs and related reimbursements.

(v) Represents (a) adjustment of $32,755, which represents the offsetting of certain property management costs and related reimbursements; and (b) a reduction in personnel costs of $2,557 due to the restructuring plan that has been put in place by AIMCO which includes planned reductions of personnel to operate the combined companies.

(vi) Represents depreciation and amortization of the tangible and intangible assets related to the property management and other businesses operated by ANHI, including amortization of management contracts of $475, depreciation of furniture, fixtures and equipment of $167 and amortization of goodwill of $1,083, less ANHI's 51.3% share of NHP's historical depreciation and amortization of $1,207. Management contracts are amortized using the straight-line method over the weighted average life of 14.7 years. Furniture, fixtures and equipment are depreciated using the straight-line method over the estimated life of 5 years. Goodwill is amortized using the straight-line method over 20 years.

(vii) Represents adjustment to the estimated Federal and state tax provisions calculated on the operating results of the Unconsolidated Subsidiaries, excluding amortization of goodwill which is not deductible for tax purposes.

(viii) Represents amortization of the preferential interest in real estate partnerships. The preferential interest in real estate partnerships (on properties in which AIMCO (through its subsidiaries) is the general partner and property manager) is amortized using the straight-line method over an estimated average life of 17.5 years.

(ix) Represents the share of NHP net income attributable to the 48.7% of the NHP Common Stock owned by other stockholders.